U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 29, 2015


                            SOUTH BEACH SPIRITS, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                        001-36549                  46-2084743
(State of Incorporation)        (Commission File Number)      (I.R.S. Employer
                                                             Identification No.)

2690 Weston Road, Suite 200, Weston, FL                              33331
(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (954) 908-7859


              (Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

As used in this Current Report on Form 8-K and unless otherwise indicated, the terms the "the Company," "we," "us" and "our" refer to South Beach Spirits, Inc.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 29, 2015, the Company's Board of Directors appointed Martin D. Ustin to serve as a new director of the Company. A copy of the Company's press release announcing the appointment of Mr. Ustin as a director is filed herewith as an Exhibit and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibits

    Exhibit No                     Description
    ----------                     -----------

      99.1 Press release of South Beach Spirits, Inc. dated September 29, 2015, announcing the appointment of a new director.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SOUTH BEACH SPIRITS, INC.


Dated: September 29, 2015               By: /s/ Kenneth McLeod
                                           -----------------------------------
                                           Kenneth McLeod
                                           President

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